UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

HOST HOTELS & RESORTS, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-14625	53-0085950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4747 Bethesda Ave
Bethesda, Maryland		20814
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 240 744-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Host Hotels & Resorts, Inc. (the “Company”) held its annual meeting of stockholders on May 18, 2023. Stockholders were asked to vote on four proposals: the election of directors, the ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for 2023, an advisory vote to approve executive compensation, and an advisory vote on the frequency of advisory votes on executive compensation. Final voting results are set forth below.

Proposal 1 – Election of Directors

Final votes regarding the election of nine directors for terms expiring at the 2024 annual meeting of stockholders are set forth below. Accordingly, each director nominee was elected for a one-year term.

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Mary L. Baglivo	622,406,714	10,906,334	2,462,899	17,946,924
Herman E. Bulls	606,221,722	27,087,860	2,466,364	17,946,924
Diana M. Laing	613,572,450	19,722,838	2,480,604	17,946,924
Richard E. Marriott	614,640,537	18,674,953	2,460,457	17,946,924
Mary Hogan Preusse	622,888,794	10,406,825	2,480,328	17,946,924
Walter C. Rakowich	611,230,130	22,077,422	2,468,341	17,946,924
James F. Risoleo	629,675,208	3,630,199	2,470,540	17,946,924
Gordon H. Smith	607,668,713	25,642,886	2,464,348	17,946,924
A. William Stein	628,797,212	4,513,689	2,465,046	17,946,924

Proposal 2 – Ratification of Appointment of Independent Registered Public Accountants

Final votes on the ratification of the appointment of KPMG LLP as independent registered public accountants of the Company to serve for 2023 are set forth below. Accordingly, the appointment of KPMG LLP was ratified.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
625,119,782	28,484,403	118,686	0

Proposal 3 – Advisory Vote on Executive Compensation

The final, non-binding, advisory votes on the Company’s executive compensation are set forth below. Accordingly, the proposal was approved by approximately 95% of the votes cast.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
600,389,130	32,832,841	2,553,966	17,946,924

Proposal 4 – Frequency of Advisory Votes on Executive Compensation

Final, non-binding, advisory votes on the frequency of an advisory vote on executive compensation are set forth below.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS AND BROKER NON-VOTES
617,732,932	138,429	15,410,927	20,440,584

The Company’s Board of Directors recommended an annual advisory vote on executive compensation. In light of the Board of Directors’ recommendation of annual advisory votes on executive compensation and taking into account the overwhelming preference of the stockholders for an annual vote, as set forth above, the Company’s Board of Directors has determined that it will hold an advisory vote on executive compensation annually until the next required vote on the frequency of such an advisory vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOST HOTELS & RESORTS, INC.

Date:	May 22, 2023	By:	/s/ Joseph C. Ottinger
Joseph C. Ottinger Senior Vice President and Corporate Controller